EXHIBIT 10.1

                            FRANKLIN RESOURCES, INC.
                       2002 UNIVERSAL STOCK INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (this "Agreement") is made as of the Award Date set forth in the Notice of Restricted Stock Award (the "Notice of Award") between Franklin Resources, Inc. (the "Company") and the Participant named therein ("Participant").

                                   WITNESSETH:

     WHEREAS, the Board of Directors of the Company has adopted the Franklin Resources, Inc. 2002 Universal Stock Incentive Plan (the "2002 Plan"), authorizing the grant of common stock of the Company ("Stock") to eligible individuals in connection with the performance of services for the Company and its Subsidiaries, as defined in said 2002 Plan, which is incorporated herein by this reference (capitalized terms used but not defined in this Agreement have the meaning set forth in the 2002 Plan); and

     WHEREAS, the Company recognizes the efforts of Participant on behalf of the Company and its Subsidiaries and desires to motivate Participant in Participant's work and provide an inducement to remain in the service of the Company and its Subsidiaries; and

     WHEREAS, the Company has determined that it would be to the advantage and in the interest of the Company and its shareholders to award the Stock provided for in this Agreement to Participant, subject to restrictions, as a reward and an incentive for increased efforts and successful achievements;

     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. RESTRICTED STOCK AWARD. The Company is issuing to Participant shares of Stock as set forth in the Notice of Award, subject to the rights of and limitations on Participant as owner thereof as set forth in this Agreement. Such shares are being issued in book entry form and maintained on the books of the Bank of New York, the Company's transfer agent, or any successor thereto. All shares of Stock issued hereunder shall be deemed issued to Participant as fully paid and non assessable shares, and Participant shall have all rights of a shareholder with respect thereto, including the right to vote, to receive dividends (including stock dividends), to participate in stock splits or other recapitalizations, and to exchange such shares in a merger, consolidation or other reorganization. The Company shall pay any applicable stock transfer taxes. Participant hereby acknowledges that Participant is acquiring the Stock issued hereunder for investment and not with a view to the distribution thereof, and that Participant does not intend to subdivide Participant's interest in the Stock with any other person.

     2. TRANSFER RESTRICTION.

     (a) No Stock issued to Participant hereunder shall be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by Participant prior to the date on which it becomes vested under paragraph 3. This paragraph shall not preclude Participant from exchanging the Stock awarded hereunder pursuant to a cash or stock tender offer, merger, reorganization or consolidation. Notwithstanding the foregoing, any securities (including stock dividends and stock splits) received with respect to shares of Stock which are not yet vested under paragraph 3 shall be subject to the provisions of this Agreement in the same manner and shall become fully vested at the same time as the Stock with respect to which such additional securities were issued.

     (b) Participant acknowledges that, from time to time, the Company may be in a "Blackout Period" and/or subject to applicable securities laws that could subject the Participant to liability for engaging in any transaction involving the sale of the Company's shares. Participant further acknowledges and agrees that, prior to the sale of any shares acquired under this Award, it is Participant's responsibility to determine whether or not such sale of shares will subject Participant to liability under insider trading rules or other applicable securities laws.

     3. VESTING.

     (a) Participant's interest in the Stock awarded under paragraph 1 shall become vested and nonforfeitable in accordance with the Vesting Schedule in the Notice of Award so long as Participant maintains continuous status as an Employee of the Company or a Subsidiary. Upon vesting, the Company shall, within thirty (30) days of such vesting, deliver to Participant the certificates evidencing the nonforfeitable shares, provided the withholding requirements of paragraph 4 have been satisfied.

     (b) If Participant ceases to maintain continuous status as an Employee of the Company or any of its Subsidiaries for any reason other than death or disability (as described in subparagraph (c)), all shares of Stock to the extent not yet vested under subparagraph (a) on the date Participant ceases to be a full-time employee shall be forfeited by Participant without payment of any consideration to Participant therefor. Any shares of Stock so forfeited shall be canceled and returned to the status of authorized but unissued shares, to be held for future distributions by the Company's 2002 Plan.

     (c) If Participant dies or in the event of termination of Participant's continuous status as an Employee as a result of disability (as determined by the Board in accordance with the policies of the Company) while a full-time employee of the Company or any of its Subsidiaries, Participant's interest in all shares of Stock awarded hereunder shall become fully vested and nonforfeitable as of the date of death or termination of employment on account of such disability. Unless changed by the Board, "disability" means that Participant ceases to be an employee on account of permanent and total disability as a result of which the Participant shall be eligible for payments under the Company's long term disability policy.

     4. WITHHOLDING OF TAXES.

     (a) GENERAL. Participant is ultimately liable and responsible for all taxes owed by Participant in connection with the Stock awarded, regardless of any action the Company or any of its Subsidiaries takes with respect to any tax withholding obligations that arise in connection with the Stock awarded. Neither the Company nor any of its Subsidiaries makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Stock awarded or the subsequent sale of any of the shares of Stock. The Company and its Subsidiaries do not commit and are under no obligation to structure the award to reduce or eliminate Participant's tax liability.

        (b) Payment of Withholding Taxes. Prior to any event in connection with the Stock awarded (E.G., vesting) that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any employment tax obligation (the "Tax Withholding Obligation"), Participant must arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company.

          (i) BY SHARE WITHHOLDING. Unless Participant determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, Participant authorizes the Company (in the exercise of its sole discretion) to withhold from those shares of Stock issuable to Participant the whole number of shares sufficient to satisfy the minimum applicable Tax Withholding Obligation. Participant acknowledges that the withheld shares may not be sufficient to satisfy Participant's minimum Tax Withholding Obligation. Accordingly, Participant agrees to pay to the Company or any of its Subsidiaries as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of shares described above. Share withholding will generally be used to satisfy the minimum Tax Withholding Obligation of individuals subject to the short-swing profit restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended.

          (ii) BY SALE OF SHARES. Unless Participant determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, Participant's acceptance of the Stock awarded constitutes Participant's instruction and authorization to the Company and any brokerage firm determined acceptable to the Company for such purpose to sell on Participant's behalf a whole number of shares from those shares of Stock issuable to Participant as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the minimum applicable Tax Withholding Obligation. Such shares will be sold on the day such Tax Withholding Obligation arises (E.G., a vesting date) or as soon thereafter as practicable. Participant will be responsible for all broker's fees and other costs of sale, and Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent the proceeds of such sale exceed Participant's minimum Tax Withholding Obligation, the Company agrees to pay such excess in cash to Participant. Participant acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and
that  the  proceeds  of  any  such  sale  may  not  be   sufficient  to
satisfy Participant's minimum Tax Withholding Obligation. Accordingly, Participant agrees to pay to the Company or any of its Subsidiaries as soon as practicable, including through additional payroll withholding, any amount of the minimum Tax Withholding Obligation that is not satisfied by the sale of shares described above.

          (iii) BY CHECK, WIRE TRANSFER OR OTHER MEANS. At any time not less than five (5) business days (or such fewer number of days as determined by the Committee or its designee) before any Tax Withholding Obligation arises (E.G., a vesting date), Participant may elect to satisfy Participant's minimum Tax Withholding Obligation by delivering to the Company an amount that the Company determines is sufficient to satisfy the minimum Tax Withholding Obligation by
(x) wire transfer to such account as the Company may direct, (y) delivery of a certified check payable to the Company, or (z) such other means as specified from time to time by the Committee or its designee.

     5. SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. Nothing contained in the 2002 Plan or this Agreement shall be interpreted as imposing any liability on the Company or the Committee in favor of any Participant or any purchaser or other transferee of Stock with respect to any loss, cost or expense which such Participant or purchaser may incur in connection with, or arising out of any transaction involving any shares of Stock subject to the 2002 Plan or this Agreement.

     6. INTEGRATION. The terms of the 2002 Plan and this Agreement are intended by the Company and Participant to be the final expression of their agreement with respect to the shares of Stock and may not be contradicted by evidence of any prior or contemporaneous agreement. The Company and Participant further intend that the 2002 Plan and this Agreement shall constitute the complete and exclusive statement of their terms and that no extrinsic evidence whatsoever may be introduced in any arbitration, judicial, administrative or other legal proceeding involving the 2002 Plan or this Agreement. Accordingly, the 2002 Plan and this Agreement contain the entire understanding between the parties and supersede all prior oral, written and implied agreements, understandings, commitments and practices among the parties.

     7. WAIVERS. Any failure to enforce any terms or conditions of the 2002 Plan or this Agreement by the Company or by Participant shall not be deemed a waiver of that term or condition, nor shall any waiver or relinquishment of any right or power for all or any other times.

     8. SEVERABILITY OF PROVISIONS. If any provision of the 2002 Plan or this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision thereof; and the 2002 Plan and this Agreement shall be construed and enforced as if neither of them included such provision.

     9. COMMITTEE DECISIONS CONCLUSIVE. All decisions of the Committee arising under the 2002 Plan or under this Agreement shall be conclusive.

     10. MANDATORY ARBITRATION. To the extent permitted by law, any dispute arising out of or relating to this Agreement, including its meaning or interpretation, shall be resolved solely by arbitration before an arbitrator selected in accordance with the rules of the American Arbitration Association. The location for the arbitration shall be in the county or comparable jurisdiction of Participant's employment. Judgment on the award rendered may be entered in any court having jurisdiction. Each party shall pay an equal share of the arbitrator's fees. All statutes of limitation which would otherwise be applicable shall apply to any arbitration proceeding under this paragraph. The provisions of this paragraph are intended by Participant and Company to be exclusive for all purposes and applicable to any and all disputes arising out of or relating to this Agreement. The arbitrator who hears and decides any dispute shall have jurisdiction and authority only to award compensatory damages to make whole a person or entity sustaining foreseeable economic damages, and, shall not have jurisdiction and authority to make any other award of any type, including without limitation, punitive damages, unforeseeable economic damage, damages for pain, suffering or emotional distress, or any other kind or form of damages. The remedy, if any, awarded by the arbitrator shall be the sole and exclusive remedy for any dispute which is subject to arbitration under this paragraph.

     11. DELAWARE LAW. The 2002 Plan, the Notice of Award and this Agreement shall be construed and enforced according to the laws of the State of Delaware to the extent not preempted by the federal laws of the United States of America.

                            FRANKLIN RESOURCES, INC.
                       2002 UNIVERSAL STOCK INCENTIVE PLAN
                        NOTICE OF RESTRICTED STOCK AWARD
                        --------------------------------


     Participant's Name:
     Address:




     Franklin Resources, Inc. (the "Company") recognizes your efforts and contributions on behalf of the Company and its Subsidiaries and, as a reward and an incentive for increased efforts and successful achievements, has awarded you shares of Company Common Stock as described in the Restricted Stock Award Agreement (the "Award Agreement") and this Notice of Restricted Stock Award (collectively, the "Award") as follows:

     Award Number                          -------------------------------------

     Award Date                            -------------------------------------

     Grant Price Per Share

     Total Number of Shares Awarded
     (the "Shares")                        -------------------------------------


     VESTING SCHEDULE
     ----------------

[Insert Vesting Information]

     Participant acknowledges and agrees that the shares subject to this Award shall vest only by Participant continuing employment at the will of the Company (not through the act of being hired, being granted this Award or acquiring shares hereunder). Participant further acknowledges and agrees that nothing in this Award nor in the Company's 2002 Universal Stock Incentive Plan (the "2002 Plan"), which is incorporated herein by this reference, affects the Company's right to terminate, or to change the terms of, the Participant's employment at any time, with or without cause.

     Participant acknowledges that, from time to time, the Company may be in a "Blackout Period" and/or subject to applicable securities laws that could subject the Participant to liability for engaging in any transaction involving the sale of the Company's shares. Participant further acknowledges and agrees that, prior to the sale of any shares acquired under this Award, it is Participant's responsibility to determine whether or not such sale of shares will subject Participant to liability under insider trading rules or other applicable securities laws.

     Participant understands that the Award is subject to Participant's consent to access the 2002 Plan prospectus, the 2002 Plan, the Award Agreement (collectively, the "2002 Plan Documents") in electronic form through the People Page on the Company's Intranet. By signing below and accepting the grant of the Award, you: (i) consent to access electronic copies (instead of receiving paper copies) of the 2002 Plan Documents via the Company's Intranet; (ii) represent that you have access to the Company's Intranet; (iii) acknowledge receipt of electronic copies, or that you are already in possession of paper copies, of the 2002 Plan Documents and the Company's [2003] Annual Report; and (iv) acknowledge that you are familiar with and accept the Award subject to the terms and provisions of the 2002 Plan Documents.

     Participant may receive paper copies of the 2002 Plan Documents by requesting them in writing addressed to Stock Administration at One Franklin Parkway, San Mateo, CA 94403-1906.

     In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me pursuant to this Award. Please note that this designation applies only to this Award and not to any prior awards or grants under the 2002 Plan.


        NAME: (Please print):
                                    --------------------------------------------
                                    (First)           (Middle)           (Last)

        SSN/SIN/National Tax ID:
                                    --------------------------------------------

        ADDRESS:
                                    --------------------------------------------
                                    (Please include Country and Zip/Postal Code)

        TELEPHONE NO.:
                                    --------------------------------------------
                                    (Please include Country and/or Area Code)

        RELATIONSHIP:
                                    --------------------------------------------

        PERCENTAGE:
                                    --------------------------------------------
                                     (Enter the % you wish your beneficiary(ies) to receive)

     By your electronic signature and by the acceptance of the Company's representative below, you and the Company agree that the Award is granted under and governed by the terms and conditions of the 2002 Plan and the Award Agreement.

PARTICIPANT:                                FRANKLIN RESOURCES, INC.

---------------------------                 --------------------------------
Participant's Name                          Barbara J. Green, Vice President,
                                            Deputy General Counsel and Secretary